SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 9, 2008

NEW MOTION, INC.
doing business as
ATRINSIC
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12555 (Commission File Number)	06-1390025 (I.R.S. Employer Identification No.)

42 Corporate Park, Suite 250 Irvine, California (Address of principal executive offices)		92606 (Zip Code)

Registrant's telephone number, including area code: (949) 777-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On April 9, 2008, New Motion, Inc. announced the authorization for the repurchase of up to $10,000,000 of its common stock. The company expects to fund its repurchase program from available working capital. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release issued by New Motion, Inc. on April 9, 2008, announcing the authorization to repurchase up to $10,000,000 of its common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Motion, Inc.

Dated: April 9, 2008	/s/ Dan Harvey
By: Dan Harvey
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by New Motion, Inc. on April 9, 2008, announcing the authorization to repurchase up to $10,000,000 of its common stock.